UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 2002


                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                              65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                               5720 South Arville
                                    Suite 114
                             Las Vegas, NEVADA 89118
               (Address of Principal Executive Office) (Zip Code)


                                  702-220-6581
                (Registrant's Executive Office Telephone Number)

                             AMERICABILIA.COM, INC.
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     On December 15, 2002, the Company signed a preliminary agreement to acquire 50% of the outstanding ownership interest of Vitro Laser GmbH, a German Corporation, for consideration consisting of cash and the right to acquire shares of Crystalix common stock. A formal agreement is being drafted and is scheduled to be signed on or about December 31, 2002. The Company will file an additional 8-K upon the signing and closing of the final agreement.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRYSTALIX GROUP INTERNATIONAL, INC.

                                        By /s/ Othmar Van Dam
                                           -------------------------------------
                                           Othmar Van Dam, Director


Date: December 18, 2002